Harbor International Small Cap Fund Summary Prospectus - February 1, 2016	Institutional Class HAISX Administrative Class HRISX Investor Class HIISX Retirement Class HNISX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 1, 2016, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses[1]	2.03%	2.03%	2.15%	1.99%
Total Annual Fund Operating Expenses	2.88%	3.13%	3.25%	2.84%
Expense Reimbursement[2]	1.93%	1.93%	1.93%	1.94%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.95%	1.20%	1.32%	0.90%
[1]	Based on estimated amounts for the current fiscal year.
[2]

The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), through February 28, 2017. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years
Institutional Class	$97	$709
Administrative Class	$122	$784
Investor Class	$134	$820
Retirement Class	$92	$698

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Fund’s performance.

Principal Investment Strategy

Principal Style Characteristics: International small cap stocks with unrecognized earnings growth at reasonable valuations

The Fund invests primarily in equity securities, principally common and preferred stocks, of small cap foreign companies. We define small cap companies as those with market capitalizations that fall within the range of the MSCI EAFE (Europe, Australasia and Far East) Small Cap (ND) Index, provided that if the upper end of that range falls below $5 billion, we will continue to define those companies with market capitalization between the upper end of the range of the Index and $5 billion as small cap companies. Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. As of December 31, 2015, the range of the Index was $44 million to $7.4 billion, but it is expected to change frequently.

The Subadviser’s investment strategy focuses on identifying companies that have unrecognized earnings growth, such as where earnings growth prospects are better than market expectations or where current earnings growth is not fully reflected in the stock price. The Subadviser first employs a range of quantitative and qualitative screens to create a research universe of approximately 600 companies. The Subadviser then uses fundamental, bottom-up research to evaluate, and ultimately rank, those companies in three primary areas: quality, growth and upside. In ranking individual stocks for potential investment, the Subadviser considers the degree to which the company possesses some or all of the following characteristics across those three primary areas:

●	a quality business franchise with a competitive advantage, efficiency in operations and/or stability

●	competent company management committed to the business and aligned with shareholder interests

●	a stable balance sheet

●	earnings growth over recent periods, such as the past three years and/or the past 12 months

●	prospects for earnings growth over the next five years that are better than the market consensus

●	reasonable company valuation indicating a strong upside potential in the stock price over the next 9 to 12 months

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of small cap companies. Up to 20% of the Fund’s total assets may be invested in emerging market companies, which we define as those countries included in the MSCI Emerging Markets

Fund Summary

HARBOR INTERNATIONAL SMALL CAP FUND

Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia. The Fund typically expects to maintain investments in a diversified portfolio of between approximately 80 and 110 stocks under normal market conditions, with no one individual holding normally representing more than 3% of the Fund’s total assets. The Subadviser may sell a portfolio holding when the Subadviser believes the company’s earnings growth prospects have been fully reflected in the stock price, the perceived catalyst needed for the market to recognize the earnings growth prospects has disappeared or is expected to take too long to materialize, a significantly more attractive investment idea is identified or the stock’s ranking by the Subadviser in terms of growth, quality and upside declines materially.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.

Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Foreign Securities Risk: Because the Fund invests primarily in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

Performance

Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Baring International Investment Limited has subadvised the Fund since its inception.

Portfolio Managers

Nicholas M. Williams Baring International Investment Limited

Mr. Williams is a Portfolio Manager and Head of the Small Cap Equity Team at Baring International Investment Limited. He has co-managed the Fund since its inception.

Colin C. Riddles Baring International Investment Limited

Mr. Riddles is a Portfolio Manager at Baring International Investment Limited. He has co-managed the Fund since its inception.

Rosemary C. Simmonds, CFA Baring International Investment Limited

Ms. Simmonds is a Portfolio Manager at Baring International Investment Limited. She has co-managed the Fund since its inception.

Fund Summary

HARBOR INTERNATIONAL SMALL CAP FUND

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class[1]	Investor Class	Retirement Class[2]
Regular	$50,000	$50,000	$2,500	None
Individual Retirement Account (IRA)	$50,000	N/A	$1,000	N/A
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000	N/A
[1]	Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

[2]	Limited only to employer-sponsored retirement or benefit plans.

Tax Information

Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Institutional, Administrative and/or Investor Classes of shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. No compensation may be paid by the Fund and/or its related companies to intermediaries for the sale of Retirement Class shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

FD.P.39.ISC.0216

Harbor Funds.

Summary Prospectus
February 1, 2016

Harbor International Small Cap Fund

Institutional Class	Administrative Class	Investor Class	Retirement Class
HAISX	HRISX	HIISX	HNISX